								Exhibit 99.2

			   CERTIFICATION PURSUANT TO
		   TITLE 18, UNITED STATES CODE, SECTION 1350,
			     AS ADOPTED PURSUANT TO
		  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


	In connection with the Quarterly Report of Ohio Casualty Corporation on Form 10-Q for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald F. McKee, Chief Financial Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

		(1)     The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

		(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



						/s/ Donald F. McKee
						--------------------------
						Donald F. McKee
						Chief Financial Officer
						August 14, 2002
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